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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported):  April 12, 2007
                                                          ----------------

                            THE X-CHANGE CORPORATION
                            ------------------------
             (Exact name of registrant as specified in its charter)


           Nevada                      002-41703                90-0156146
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission File          (I.R.S. Employer
      of incorporation)                 Number)             Identification No.)


             710 Century Parkway, Allen, Texas           75013
         ---------------------------------------------------------
          (Address of principal executive offices)     (Zip Code)

       Registrant's telephone number, including area code: (972) 747-0051
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01    CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      On April 12, 2007, the Company dismissed its certifying accountant, Robison, Hill & Co. ("Robison, Hill"). Robison, Hill's reports on the financial statements for the years ended December 31, 2006 and 2005 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles other than with respect to a modification concerning the company continuing as a going concern. The decision to change its certifying accountant was approved by the Company's Board of Directors. During the years ended December 31, 2006 and 2005, and the subsequent interim period through April 12, 2007 the Company has not had any disagreements with Robison, Hill on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

      Robison, Hill's letter, which is required pursuant to Item 304(a)(3) of Regulation S-B, is attached.

A copy of the press release is filed herewith as Exhibit 99.2.

ITEM 7.01.   REGULATION FD DISCLOSURE.

      A copy of the press release announcing the dismissal of Robison, Hill & Co. is attached as Exhibit 99.2 and is hereby incorporated by reference to this
Item 7.01.

      The information in the press release is being furnished pursuant to Item
7.01 of Form 8-K. In accordance with General Instruction B.2 of Form 8-K, the information in the press release shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1934, as amended.

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ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.
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99.1    Letter from Robison, Hill & Co. to the Commission dated April 16, 2007.
99.2 Press Release dated April 19, 2007, announcing the dismissal of Robison, Hill & Co.









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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 9, 2005


                                           THE X-CHANGE CORPORATION


                                           By:      /s/ Michael L. Sheriff
                                              ----------------------------------
                                              Michael L. Sheriff
                                              President and Chief Executive
                                              Officer




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